Exhibit 10.8

PARTIAL UNWIND AGREEMENT with respect to Base Call Option Confirmation, dated March 4, 2020 between Enphase Energy, Inc. and Barclays Bank PLC

THIS PARTIAL UNWIND AGREEMENT (this “Agreement”) with respect to the Base Call Option Confirmation (as defined below) is made as of February 24, 2021 between Enphase Energy, Inc. (the “Company”) and Barclays Bank PLC (“Dealer”), acting through its agent Barclays Capital Inc. (“Agent”).

WHEREAS, the Company and Dealer entered into a Base Call Option confirmation, dated as of March 4, 2020 (the “Base Call Option Confirmation”), pursuant to which the Dealer issued to the Company options to purchase shares of common stock of the Company (the “Transactions”); and

WHEREAS, the Company has requested, and Dealer has agreed, to unwind the Base Call Option Confirmation with respect to 217,740 Options (the “Unwind Options”) underlying the Base Call Option Confirmation.

NOW, THEREFORE, in consideration of their mutual covenants herein contained, the parties hereto, intending to be legally bound, hereby mutually covenant and agree as follows:

1.            Defined Terms. Any capitalized term not otherwise defined herein shall have the meaning set forth for such term in the Call Option Confirmations.

2.            Partial Options Unwind. On the Delivery Date (as defined below), the Number of Options in the Base Call Option Confirmation shall be reduced by the number of Unwind Options from 320,000 to 102,260.

3.            [Reserved.]

4.            Procedures for Partial Unwind. Pursuant to the terms of this Agreement, on the Hedge Unwind Date (as defined below) Dealer (or an affiliate of Dealer), for the account of Dealer, shall unwind a portion of its hedge of the Options underlying the Base Call Option Confirmation.

5.            Delivery. On the first Scheduled Trading Date following the Hedge Unwind Date, or if such day is not a Currency Business Day, on the next Currency Business Day immediately following such day (the “Delivery Date”), Dealer shall deliver to the Company 567,005 Shares. “Hedge Unwind Date” means February 26, 2021.

6.            Representations and Warranties of the Company. The Company represents and warrants to Dealer on the date hereof that:

(a) the Company has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and to perform its obligations under this Agreement and has taken all necessary action to authorize such execution, delivery and performance;

(b) such execution, delivery and performance do not violate or conflict with any law applicable to the Company, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(c) all governmental and other consents that are required to have been obtained by the Company with respect to this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with;

(d) the Company’s obligations under this Agreement constitute its legal, valid and binding obligations, enforceable in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law));

(e) each of the Company and its affiliates is not in possession of any material nonpublic information regarding the Company or its common stock;

(f) the Company (A) is capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities; (B) will exercise independent judgment in evaluating the recommendations of any broker-dealer or its associated persons, unless it has otherwise notified the broker-dealer in writing; and (C) has total assets of at least $50 million;

(g) the Company is not entering into this Agreement to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for the Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for the Shares) or otherwise in violation of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

(h) the Company is an “eligible contract participant” (as such term is defined in Section 1a(18) of the Commodity Exchange Act, as amended, other than a person that is an eligible contract participant under Section 1a(18)(C) of the Commodity Exchange Act);

(i) the Company is not and, after consummation of the transactions contemplated hereby, will not be required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended;

(j) the Company agrees that on the date hereof, the Shares shall not be subject to a “restricted period,” as such term is defined in Regulation M under the Exchange Act and that the Company shall not engage in any “distribution,” as such term is defined in Regulation M under the Exchange Act, other than a distribution meeting the requirements of the exceptions set forth in sections 101(b)(10) and 102(b)(7) of Regulation M under the Exchange Act, until the second Exchange Business Day immediately following the Hedge Unwind Date;

(k) the Company agrees that prior to the date hereof it has notified Dealer of the total number of Shares, if any, purchased by or for the Company or any of its affiliated purchasers in Rule 10b-18 purchases of blocks (all as defined in Rule 10b-18 under the Exchange Act) pursuant to the once-a-week block exception set forth in Rule 10b-18(b)(4) during the four full calendar weeks immediately preceding the date hereof.

(l) the Company acknowledges that the Agreement may constitute a purchase of its equity securities.  The Company further acknowledges that, pursuant to the provisions of the Coronavirus Aid, Relief and Economic Security Act (the “Cares Act”), the Company will be required to agree to certain time-bound restrictions on its ability to purchase its equity securities if it receives loans, loan guarantees or direct loans (as that term is defined in the Cares Act) under section 4003(b) of the Cares Act.  The Company further acknowledges that it may be required to agree to certain time-bound restrictions on its ability to purchase its equity securities if it receives loans, loan guarantees or direct loans (as that term is defined in the Cares Act) under programs or facilities established by the Board of Governors of the Federal Reserve System for the purpose of providing liquidity to the financial system.  Accordingly, the Company represents and warrants that neither it nor any of its subsidiaries has applied, and throughout the term of the Agreement neither it nor any of its subsidiaries shall apply, for a loan, loan guarantee, direct loan (as that term is defined in the Cares Act) or other investment, or to receive any financial assistance or relief (howsoever defined) under any program or facility established in any jurisdiction that (a) is established under applicable law, including without limitation the Cares Act and the Federal Reserve Act, as amended, and (b) requires, as a condition of such loan, loan guarantee, direct loan (as that term is defined in the Cares Act), investment, financial assistance or relief, that the Company agree, attest, certify or warrant that neither it nor any of its subsidiaries has, as of the date specified in such condition, repurchased, or will repurchase, any equity security of the Company.

7.            Representations and Warranties of Dealer. Dealer represents and warrants to the Company on the date hereof that:

(a) Dealer has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and to perform its obligations under this Agreement and has taken all necessary action to authorize such execution, delivery and performance;

(b) such execution, delivery and performance do not violate or conflict with any law applicable to Dealer, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(c) all governmental and other consents that are required to have been obtained by Dealer with respect to this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(d) Dealer’s obligations under this Agreement constitute its legal, valid and binding obligations, enforceable in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

8.            Account for Payment to the Company.

To be advised.

9.            Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine).

10.          No Other Changes. Except as expressly set forth herein, all of the terms and conditions of the Call Option Confirmations shall remain in full force and effect and are hereby confirmed in all respects.

11.          Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

12.          No Reliance, etc. The Company hereby confirms that it has relied on the advice of its own counsel and other advisors (to the extent it deems appropriate) with respect to any legal, tax, accounting, or regulatory consequences of this Agreement, that it has not relied on Dealer or its affiliates in any respect in connection therewith, and that it will not hold Dealer or its affiliates accountable for any such consequences.

13.          Acknowledgments and Agreements. The Company acknowledges and agrees that (i) the Company does not have, and shall not attempt to exercise, any influence over how, when or whether to effect sales of the Shares by Dealer (or its agent or affiliate) in connection with this Agreement and (ii) the Company is entering into this Agreement in good faith and not as part of a plan or scheme to evade compliance with federal securities laws including, without limitation, Rule 10b-5 promulgated under the Securities Exchange Act of 1934, as amended. For the avoidance of doubt, the Company agrees that Section 13.2 of the Equity Definitions remains applicable with respect to any Hedge Positions and Hedging Activities of Dealer in respect of the Transactions subject to the Call Option Confirmations and the transactions contemplated by this Agreement.

14.          Unwind Options. Except for the delivery pursuant to this Agreement, the parties agree that no payments or deliveries shall become due or payable and no exercises shall occur, with respect to the Unwind Options.

15.          [Reserved].

16.          Role of Agent. Each of Dealer and the Company acknowledges to and agrees with the other party hereto and to and with the Agent that (i) the Agent is acting as agent for Dealer under the Transactions pursuant to instructions from such party, (ii) the Agent is not a principal or party to the Transactions, and may transfer its rights and obligations with respect to the Transactions, (iii) the Agent shall have no responsibility, obligation or liability, by way of issuance, guaranty, endorsement or otherwise in any manner with respect to the performance of either party under the Transactions, (iv) Dealer and the Agent have not given, and the Company is not relying (for purposes of making any investment decision or otherwise) upon, any statements, opinions or representations (whether written or oral) of Dealer or the Agent, other than the representations expressly set forth in this Agreement, and (v) each party agrees to proceed solely against the other party, and not the Agent, to collect or recover any money or securities owed to it in connection with the Transactions. Each party hereto acknowledges and agrees that the Agent is an intended third party beneficiary hereunder. Company acknowledges that the Agent is an affiliate of Dealer. Dealer will be acting for its own account in respect of this Agreement and the Transactions contemplated in the Confirmations thereunder.

17.          Side Letter. The parties further agree that the following side letter to the Transactions shall continue in full force and effect: the letter agreement by and between Dealer and the Company dated as of March 4, 2020, specifying certain additional terms and conditions of the Base Call Option Confirmation issued by Dealer to the Company.

IN WITNESS WHEREOF, the parties have executed this AGREEMENT the day and the year first above written.

ENPHASE ENERGY, INC.

By:	/s/ Eric Branderiz
Authorized Signatory Title: Chief Financial Officer

[Signature Page]

BARCLAYS BANK PLC

By:	/s/ Bradley Diener
Authorized Signatory Title: Managing Director

[Signature Page]

PARTIAL UNWIND AGREEMENT with respect to Base Call Option Confirmation, dated March 4, 2020 between Enphase Energy, Inc. and Credit Suisse Capital LLC

THIS PARTIAL UNWIND AGREEMENT (this “Agreement”) with respect to the Base Call Option Confirmation (as defined below) is made as of February 24, 2021 between Enphase Energy, Inc. (the “Company”) and Credit Suisse Capital LLC (“Dealer”), acting through its agent Credit Suisse Securities (USA) LLC (“Agent”).

WHEREAS, the Company and Dealer entered into a Base Call Option confirmation, dated as of March 4, 2020 (the “Base Call Option Confirmation”), pursuant to which the Dealer issued to the Company options to purchase shares of common stock of the Company (the “Transactions”); and

WHEREAS, the Company has requested, and Dealer has agreed, to unwind the Base Call Option Confirmation with respect to 217,740 Options (the “Unwind Options”) underlying the Base Call Option Confirmation.

NOW, THEREFORE, in consideration of their mutual covenants herein contained, the parties hereto, intending to be legally bound, hereby mutually covenant and agree as follows:

1.            Defined Terms. Any capitalized term not otherwise defined herein shall have the meaning set forth for such term in the Call Option Confirmations.

2.            Partial Options Unwind. On the Delivery Date (as defined below), the Number of Options in the Base Call Option Confirmation shall be reduced by the number of Unwind Options from 320,000 to 102,260.

3.            [Reserved.]

4.            Procedures for Partial Unwind. Pursuant to the terms of this Agreement, on the Hedge Unwind Date (as defined below) Dealer (or an affiliate of Dealer), for the account of Dealer, shall unwind a portion of its hedge of the Options underlying the Base Call Option Confirmation.

5.            Delivery. On the first Scheduled Trading Date following the Hedge Unwind Date, or if such day is not a Currency Business Day, on the next Currency Business Day immediately following such day (the “Delivery Date”), Dealer shall deliver to the Company 756,007 Shares. “Hedge Unwind Date” means February 26, 2021.

6.            Representations and Warranties of the Company. The Company represents and warrants to Dealer on the date hereof that:

(a) the Company has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and to perform its obligations under this Agreement and has taken all necessary action to authorize such execution, delivery and performance;

(b) such execution, delivery and performance do not violate or conflict with any law applicable to the Company, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(c) all governmental and other consents that are required to have been obtained by the Company with respect to this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with;

(d) the Company’s obligations under this Agreement constitute its legal, valid and binding obligations, enforceable in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law));

(e) each of the Company and its affiliates is not in possession of any material nonpublic information regarding the Company or its common stock;

(f) the Company (A) is capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities; (B) will exercise independent judgment in evaluating the recommendations of any broker-dealer or its associated persons, unless it has otherwise notified the broker-dealer in writing; and (C) has total assets of at least $50 million;

(g) the Company is not entering into this Agreement to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for the Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for the Shares) or otherwise in violation of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

(h) the Company is an “eligible contract participant” (as such term is defined in Section 1a(18) of the Commodity Exchange Act, as amended, other than a person that is an eligible contract participant under Section 1a(18)(C) of the Commodity Exchange Act);

(i) the Company is not and, after consummation of the transactions contemplated hereby, will not be required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended;

(j) the Company agrees that on the date hereof, the Shares shall not be subject to a “restricted period,” as such term is defined in Regulation M under the Exchange Act and that the Company shall not engage in any “distribution,” as such term is defined in Regulation M under the Exchange Act, other than a distribution meeting the requirements of the exceptions set forth in sections 101(b)(10) and 102(b)(7) of Regulation M under the Exchange Act, until the second Exchange Business Day immediately following the Hedge Unwind Date;

(k) the Company agrees that prior to the date hereof it has notified Dealer of the total number of Shares, if any, purchased by or for the Company or any of its affiliated purchasers in Rule 10b-18 purchases of blocks (all as defined in Rule 10b-18 under the Exchange Act) pursuant to the once-a-week block exception set forth in Rule 10b-18(b)(4) during the four full calendar weeks immediately preceding the date hereof.

(l) the Company acknowledges that the Agreement may constitute a purchase of its equity securities.  The Company further acknowledges that, pursuant to the provisions of the Coronavirus Aid, Relief and Economic Security Act (the “Cares Act”), the Company will be required to agree to certain time-bound restrictions on its ability to purchase its equity securities if it receives loans, loan guarantees or direct loans (as that term is defined in the Cares Act) under section 4003(b) of the Cares Act.  The Company further acknowledges that it may be required to agree to certain time-bound restrictions on its ability to purchase its equity securities if it receives loans, loan guarantees or direct loans (as that term is defined in the Cares Act) under programs or facilities established by the Board of Governors of the Federal Reserve System for the purpose of providing liquidity to the financial system.  Accordingly, the Company represents and warrants that neither it nor any of its subsidiaries has applied, and throughout the term of the Agreement neither it nor any of its subsidiaries shall apply, for a loan, loan guarantee, direct loan (as that term is defined in the Cares Act) or other investment, or to receive any financial assistance or relief (howsoever defined) under any program or facility established in any jurisdiction that (a) is established under applicable law, including without limitation the Cares Act and the Federal Reserve Act, as amended, and (b) requires, as a condition of such loan, loan guarantee, direct loan (as that term is defined in the Cares Act), investment, financial assistance or relief, that the Company agree, attest, certify or warrant that neither it nor any of its subsidiaries has, as of the date specified in such condition, repurchased, or will repurchase, any equity security of the Company.

7.            Representations and Warranties of Dealer. Dealer represents and warrants to the Company on the date hereof that:

(a) Dealer has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and to perform its obligations under this Agreement and has taken all necessary action to authorize such execution, delivery and performance;

(b) such execution, delivery and performance do not violate or conflict with any law applicable to Dealer, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(c) all governmental and other consents that are required to have been obtained by Dealer with respect to this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(d) Dealer’s obligations under this Agreement constitute its legal, valid and binding obligations, enforceable in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

8.            Account for Payment to the Company.

To be advised.

9.            Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine).

10.          No Other Changes. Except as expressly set forth herein, all of the terms and conditions of the Call Option Confirmations shall remain in full force and effect and are hereby confirmed in all respects.

11.          Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

12.          No Reliance, etc. The Company hereby confirms that it has relied on the advice of its own counsel and other advisors (to the extent it deems appropriate) with respect to any legal, tax, accounting, or regulatory consequences of this Agreement, that it has not relied on Dealer or its affiliates in any respect in connection therewith, and that it will not hold Dealer or its affiliates accountable for any such consequences.

13.          Acknowledgments and Agreements. The Company acknowledges and agrees that (i) the Company does not have, and shall not attempt to exercise, any influence over how, when or whether to effect sales of the Shares by Dealer (or its agent or affiliate) in connection with this Agreement and (ii) the Company is entering into this Agreement in good faith and not as part of a plan or scheme to evade compliance with federal securities laws including, without limitation, Rule 10b-5 promulgated under the Securities Exchange Act of 1934, as amended. For the avoidance of doubt, the Company agrees that Section 13.2 of the Equity Definitions remains applicable with respect to any Hedge Positions and Hedging Activities of Dealer in respect of the Transactions subject to the Call Option Confirmations and the transactions contemplated by this Agreement.

14.          Unwind Options. Except for the delivery pursuant to this Agreement, the parties agree that no payments or deliveries shall become due or payable and no exercises shall occur, with respect to the Unwind Options.

15.          U.S. Stay Regulations. The parties agree that (i) to the extent that prior to the date hereof both parties have adhered to the 2018 ISDA U.S. Resolution Stay Protocol (the “Protocol”), the terms of the Protocol are incorporated into and form a part of this Agreement, and for such purposes this Agreement shall be deemed a Protocol Covered Agreement and each party shall be deemed to have the same status as “Regulated Entity” and/or “Adhering Party” as applicable to it under the Protocol; (ii) to the extent that prior to the date hereof the parties have executed a separate agreement the effect of which is to amend the qualified financial contracts between them to conform with the requirements of the QFC Stay Rules (the “Bilateral Agreement”), the terms of the Bilateral Agreement are incorporated into and form a part of this Agreement and each party shall be deemed to have the status of “Covered Entity” or “Counterparty Entity” (or other similar term) as applicable to it under the Bilateral Agreement; or (iii) if clause (i) and clause (ii) do not apply, the terms of Section 1 and Section 2 and the related defined terms (together, the “Bilateral Terms”) of the form of bilateral template entitled “Full-Length Omnibus (for use between U.S. G-SIBs and Corporate Groups)” published by ISDA on November 2, 2018 (currently available on the 2018 ISDA U.S. Resolution Stay Protocol page at www.isda.org and, a copy of which is available upon request), the effect of which is to amend the qualified financial contracts between the parties thereto to conform with the requirements of the QFC Stay Rules, are hereby incorporated into and form a part of this Agreement, and for such purposes this Agreement shall be deemed a “Covered Agreement,” Dealer shall be deemed a “Covered Entity” and the Company shall be deemed a “Counterparty Entity.” In the event that, after the date of this Agreement, both parties hereto become adhering parties to the Protocol, the terms of the Protocol will replace the terms of this paragraph. In the event of any inconsistencies between this Agreement and the terms of the Protocol, the Bilateral Agreement or the Bilateral Terms (each, the “QFC Stay Terms”), as applicable, the QFC Stay Terms will govern. Terms used in this paragraph without definition shall have the meanings assigned to them under the QFC Stay Rules. For purposes of this paragraph, references to “this Agreement” include any related credit enhancements entered into between the parties or provided by one to the other. In addition, the parties agree that the terms of this paragraph shall be incorporated into any related covered affiliate credit enhancements, with all references to Dealer replaced by references to the covered affiliate support provider.

“QFC Stay Rules” means the regulations codified at 12 C.F.R. 252.2, 252.81–8, 12 C.F.R. 382.1-7 and 12 C.F.R. 47.1-8, which, subject to limited exceptions, require an express recognition of the stay-and-transfer powers of the FDIC under the Federal Deposit Insurance Act and the Orderly Liquidation Authority under Title II of the Dodd Frank Wall Street Reform and Consumer Protection Act and the override of default rights related directly or indirectly to the entry of an affiliate into certain insolvency proceedings and any restrictions on the transfer of any covered affiliate credit enhancements.

16.          Role of Agent. Agent has no obligation hereunder, by guaranty, endorsement or otherwise, with respect to performance of Dealer’s obligations hereunder or under the Transactions subject to the Call Option Confirmations.

17.          Side Letter. The parties further agree that the following side letter to the Transactions shall continue in full force and effect: the letter agreement by and between Dealer and the Company dated as of March 4, 2020, specifying certain additional terms and conditions of the Base Call Option Confirmation issued by Dealer to the Company.

IN WITNESS WHEREOF, the parties have executed this AGREEMENT the day and the year first above written.

ENPHASE ENERGY, INC.

By:	/s/ Eric Branderiz
Authorized Signatory Title: Chief Financial Officer

[Signature Page]

CREDIT SUISSE CAPITAL LLC

By:	/s/ Barry Dixon
Authorized Signatory

By:	/s/ Sui Wong
Authorized Signatory

CREDIT SUISSE SECURITIES (USA) LLC, as Agent

By:	/s/ Shui Wong
Authorized Signatory

[Signature Page]

PARTIAL UNWIND AGREEMENT with respect to Base Call Option Confirmation, dated March 4, 2020 between Enphase Energy, Inc. and Goldman Sachs & Co. LLC

THIS PARTIAL UNWIND AGREEMENT (this “Agreement”) with respect to the Base Call Option Confirmation (as defined below) is made as of February 24, 2021 between Enphase Energy, Inc. (the “Company”) and Goldman Sachs & Co. LLC (“Dealer”).

WHEREAS, the Company and Dealer entered into a Base Call Option confirmation, dated as of March 4, 2020 (the “Base Call Option Confirmation”), pursuant to which the Dealer issued to the Company options to purchase shares of common stock of the Company (the “Transactions”); and

WHEREAS, the Company has requested, and Dealer has agreed, to unwind the Base Call Option Confirmation with respect to 217,740 Options (the “Unwind Options”) underlying the Base Call Option Confirmation.

NOW, THEREFORE, in consideration of their mutual covenants herein contained, the parties hereto, intending to be legally bound, hereby mutually covenant and agree as follows:

1.            Defined Terms. Any capitalized term not otherwise defined herein shall have the meaning set forth for such term in the Call Option Confirmations.

2.            Partial Options Unwind. On the Delivery Date (as defined below), the Number of Options in the Base Call Option Confirmation shall be reduced by the number of Unwind Options from 320,000 to 102,260.

3.            [Reserved.]

4.            Procedures for Partial Unwind. Pursuant to the terms of this Agreement, on the Hedge Unwind Date (as defined below) Dealer (or an affiliate of Dealer), for the account of Dealer, shall unwind a portion of its hedge of the Options underlying the Base Call Option Confirmation.

5.            Delivery. On the first Scheduled Trading Date following the Hedge Unwind Date, or if such day is not a Currency Business Day, on the next Currency Business Day immediately following such day (the “Delivery Date”), Dealer shall deliver to the Company 567,005 Shares. “Hedge Unwind Date” means February 26, 2021.

6.            Representations and Warranties of the Company. The Company represents and warrants to Dealer on the date hereof that:

(a) the Company has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and to perform its obligations under this Agreement and has taken all necessary action to authorize such execution, delivery and performance;

(b) such execution, delivery and performance do not violate or conflict with any law applicable to the Company, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(c) all governmental and other consents that are required to have been obtained by the Company with respect to this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with;

(d) the Company’s obligations under this Agreement constitute its legal, valid and binding obligations, enforceable in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law));

(e) each of the Company and its affiliates is not in possession of any material nonpublic information regarding the Company or its common stock;

(f) the Company (A) is capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities; (B) will exercise independent judgment in evaluating the recommendations of any broker-dealer or its associated persons, unless it has otherwise notified the broker-dealer in writing; and (C) has total assets of at least $50 million;

(g) the Company is not entering into this Agreement to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for the Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for the Shares) or otherwise in violation of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

(h) the Company is an “eligible contract participant” (as such term is defined in Section 1a(18) of the Commodity Exchange Act, as amended, other than a person that is an eligible contract participant under Section 1a(18)(C) of the Commodity Exchange Act);

(i) the Company is not and, after consummation of the transactions contemplated hereby, will not be required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended;

(j) the Company agrees that on the date hereof, the Shares shall not be subject to a “restricted period,” as such term is defined in Regulation M under the Exchange Act and that the Company shall not engage in any “distribution,” as such term is defined in Regulation M under the Exchange Act, other than a distribution meeting the requirements of the exceptions set forth in sections 101(b)(10) and 102(b)(7) of Regulation M under the Exchange Act, until the second Exchange Business Day immediately following the Hedge Unwind Date;

(k) the Company agrees that prior to the date hereof it has notified Dealer of the total number of Shares, if any, purchased by or for the Company or any of its affiliated purchasers in Rule 10b-18 purchases of blocks (all as defined in Rule 10b-18 under the Exchange Act) pursuant to the once-a-week block exception set forth in Rule 10b-18(b)(4) during the four full calendar weeks immediately preceding the date hereof.

(l) the Company acknowledges that the Agreement may constitute a purchase of its equity securities.  The Company further acknowledges that, pursuant to the provisions of the Coronavirus Aid, Relief and Economic Security Act (the “Cares Act”), the Company will be required to agree to certain time-bound restrictions on its ability to purchase its equity securities if it receives loans, loan guarantees or direct loans (as that term is defined in the Cares Act) under section 4003(b) of the Cares Act.  The Company further acknowledges that it may be required to agree to certain time-bound restrictions on its ability to purchase its equity securities if it receives loans, loan guarantees or direct loans (as that term is defined in the Cares Act) under programs or facilities established by the Board of Governors of the Federal Reserve System for the purpose of providing liquidity to the financial system.  Accordingly, the Company represents and warrants that neither it nor any of its subsidiaries has applied, and throughout the term of the Agreement neither it nor any of its subsidiaries shall apply, for a loan, loan guarantee, direct loan (as that term is defined in the Cares Act) or other investment, or to receive any financial assistance or relief (howsoever defined) under any program or facility established in any jurisdiction that (a) is established under applicable law, including without limitation the Cares Act and the Federal Reserve Act, as amended, and (b) requires, as a condition of such loan, loan guarantee, direct loan (as that term is defined in the Cares Act), investment, financial assistance or relief, that the Company agree, attest, certify or warrant that neither it nor any of its subsidiaries has, as of the date specified in such condition, repurchased, or will repurchase, any equity security of the Company.

7.            Representations and Warranties of Dealer. Dealer represents and warrants to the Company on the date hereof that:

(a) Dealer has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and to perform its obligations under this Agreement and has taken all necessary action to authorize such execution, delivery and performance;

(b) such execution, delivery and performance do not violate or conflict with any law applicable to Dealer, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(c) all governmental and other consents that are required to have been obtained by Dealer with respect to this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(d) Dealer’s obligations under this Agreement constitute its legal, valid and binding obligations, enforceable in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

8.            Account for Payment to the Company.

To be advised.

9.            Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine).

10.          No Other Changes. Except as expressly set forth herein, all of the terms and conditions of the Call Option Confirmations shall remain in full force and effect and are hereby confirmed in all respects.

11.          Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

12.          No Reliance, etc. The Company hereby confirms that it has relied on the advice of its own counsel and other advisors (to the extent it deems appropriate) with respect to any legal, tax, accounting, or regulatory consequences of this Agreement, that it has not relied on Dealer or its affiliates in any respect in connection therewith, and that it will not hold Dealer or its affiliates accountable for any such consequences.

13.          Acknowledgments and Agreements. The Company acknowledges and agrees that (i) the Company does not have, and shall not attempt to exercise, any influence over how, when or whether to effect sales of the Shares by Dealer (or its agent or affiliate) in connection with this Agreement and (ii) the Company is entering into this Agreement in good faith and not as part of a plan or scheme to evade compliance with federal securities laws including, without limitation, Rule 10b-5 promulgated under the Securities Exchange Act of 1934, as amended. For the avoidance of doubt, the Company agrees that Section 13.2 of the Equity Definitions remains applicable with respect to any Hedge Positions and Hedging Activities of Dealer in respect of the Transactions subject to the Call Option Confirmations and the transactions contemplated by this Agreement.

14.          Unwind Options. Except for the delivery pursuant to this Agreement, the parties agree that no payments or deliveries shall become due or payable and no exercises shall occur, with respect to the Unwind Options.

15.          U.S. Stay Regulations. The parties agree that (i) to the extent that prior to the date hereof both parties have adhered to the 2018 ISDA U.S. Resolution Stay Protocol (the “Protocol”), the terms of the Protocol are incorporated into and form a part of this Agreement, and for such purposes this Agreement shall be deemed a Protocol Covered Agreement and each party shall be deemed to have the same status as “Regulated Entity” and/or “Adhering Party” as applicable to it under the Protocol; (ii) to the extent that prior to the date hereof the parties have executed a separate agreement the effect of which is to amend the qualified financial contracts between them to conform with the requirements of the QFC Stay Rules (the “Bilateral Agreement”), the terms of the Bilateral Agreement are incorporated into and form a part of this Agreement and each party shall be deemed to have the status of “Covered Entity” or “Counterparty Entity” (or other similar term) as applicable to it under the Bilateral Agreement; or (iii) if clause (i) and clause (ii) do not apply, the terms of Section 1 and Section 2 and the related defined terms (together, the “Bilateral Terms”) of the form of bilateral template entitled “Full-Length Omnibus (for use between U.S. G-SIBs and Corporate Groups)” published by ISDA on November 2, 2018 (currently available on the 2018 ISDA U.S. Resolution Stay Protocol page at www.isda.org and, a copy of which is available upon request), the effect of which is to amend the qualified financial contracts between the parties thereto to conform with the requirements of the QFC Stay Rules, are hereby incorporated into and form a part of this Agreement, and for such purposes this Agreement shall be deemed a “Covered Agreement,” Dealer shall be deemed a “Covered Entity” and the Company shall be deemed a “Counterparty Entity.” In the event that, after the date of this Agreement, both parties hereto become adhering parties to the Protocol, the terms of the Protocol will replace the terms of this paragraph. In the event of any inconsistencies between this Agreement and the terms of the Protocol, the Bilateral Agreement or the Bilateral Terms (each, the “QFC Stay Terms”), as applicable, the QFC Stay Terms will govern. Terms used in this paragraph without definition shall have the meanings assigned to them under the QFC Stay Rules. For purposes of this paragraph, references to “this Agreement” include any related credit enhancements entered into between the parties or provided by one to the other. In addition, the parties agree that the terms of this paragraph shall be incorporated into any related covered affiliate credit enhancements, with all references to Dealer replaced by references to the covered affiliate support provider.

“QFC Stay Rules” means the regulations codified at 12 C.F.R. 252.2, 252.81–8, 12 C.F.R. 382.1-7 and 12 C.F.R. 47.1-8, which, subject to limited exceptions, require an express recognition of the stay-and-transfer powers of the FDIC under the Federal Deposit Insurance Act and the Orderly Liquidation Authority under Title II of the Dodd Frank Wall Street Reform and Consumer Protection Act and the override of default rights related directly or indirectly to the entry of an affiliate into certain insolvency proceedings and any restrictions on the transfer of any covered affiliate credit enhancements.

16.          Role of Agent. Agent has no obligation hereunder, by guaranty, endorsement or otherwise, with respect to performance of Dealer’s obligations hereunder or under the Transactions subject to the Call Option Confirmations.

17.          Side Letter. The parties further agree that the following side letter to the Transactions shall continue in full force and effect: the letter agreement by and between Dealer and the Company dated as of March 4, 2020, specifying certain additional terms and conditions of the Base Call Option Confirmation issued by Dealer to the Company.

IN WITNESS WHEREOF, the parties have executed this AGREEMENT the day and the year first above written.

ENPHASE ENERGY, INC.

By:	/s/ Eric Branderiz
Authorized Signatory Title: Chief Financial Officer

[Signature Page]

Goldman Sachs & Co. llc

By:	/s/ Mike Voris
Authorized Signatory Title: Partner

[Signature Page]